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                                                                   EXHIBIT 10.20

  SPECIMEN OF STOCK OPTION GRANT IN CONNECTION WITH 1992 NON-EMPLOYEE DIRECTOR
                                   STOCK PLAN

                               STOCK OPTION GRANT

1.   GRANT OF OPTION

     Advanced Magnetics, Inc., a Delaware corporation (the "Company"), hereby grants to _______________ (the "Director"), an option to purchase _______ shares of Common Stock, $0.01 par value per share, of the Company as hereinafter set forth, pursuant and subject to the terms and provisions of the Company's 1992 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (the "Director Plan").

     All terms which are defined in the Director Plan shall have the same meanings herein.

2.   VESTING OF OPTION

     This Option shall be exercisable in cumulative installations, as follows:

                  Date Exercised                                       Number of Shares Exercisable
                  --------------                                       ----------------------------
            On or before _________________                             _______________________

            After _____ and on or before                               _______________________

            After ______and on or before                               _______________________

            After ______and on or before                               _______________________

            After ______and on or before                               _______________________

            After __________________                                   _______________________

3.   TERM OF OPTION

     This Option shall TERMINATE in ________ YEARS on ___________.

4.   EXERCISE PRICE

     The EXERCISE PRICE of this Option shall be ________________ ($_____) per share.

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5.   EXERCISE AND PAYMENT

     (a) METHOD OF PAYMENT. This Option shall be exercisable by delivery to the Company of written notice of exercise, specifying the number of shares for which this Option is being exercised (subject to Section 2 hereof), together with payment to the Company for the total exercise price thereof in cash, by check, by Common Stock of the Company already owned by the person or persons exercising the Option or by some combination thereof, PROVIDED, HOWEVER, that there shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining share(s) then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares.

     (b) VALUATION OF SHARES TENDERED IN PAYMENT OF PURCHASE PRICE. For the purposes hereof, the fair market value of any share of the Company's Common Stock which may be delivered to the Company in exercise of this Option shall be determined in accordance with Section 5 of the Director Plan.

     (c) DELIVERY OF SHARES TENDERED IN PAYMENT OF PURCHASE PRICE. If this Option is exercised by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the owner of the shares or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this Option.

6.   NON-TRANSFERABILITY

  This Option shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employment Retirement Income Security Act, or thereunder, and shall be exercisable during the holder's lifetime only by him or her.

7.   EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH

     In the event that the Director ceases to be an employee of the Board for any reason, other than death or permanent disability, any then unexercised portion of this Option shall, to the extent not then vested, immediately terminate and become void; any portion of this Option which is then vested but has not been exercised at the time the Director so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the holder (or by the holder's personal representative, heir or legatee, in the event of the holder's death) within 90 days of the date the Director ceased to be a member of the Board; and this Option shall terminate after such 90 days have expired.

     In the event the Director ceases to be a member of the board by reason of his death or permanent disability, this Option shall be immediately and automatically accelerated and become fully vested and any unexercised portion or portions of this Option shall be exercisable by the holder (or by the holder's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of this Option.

8.   WITHHOLDING TAXES

     The Director acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Director any federal, state or local taxes of any kind required by law to be withheld with respect to exercise of this Option.

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9.   PLAN PROVISIONS

     This Option and the rights of the Director hereunder shall be subject to and governed by the terms and provisions of the Director Plan, including without limitation the provisions of Section 5 thereof, and any terms stated herein that are not inconsistent with the terms of the Director Plan.

10.  DIRECTOR REPRESENTATION

     The Director hereby represents that he or she has read the Director Plan, attached hereto as EXHIBIT A.

11.  EMPLOYEE REPRESENTATION; STOCK CERTIFICATE LEGEND

     Because the Director is an "affiliate" of the Company (as defined in Rule 144 promulgated under the Securities Act of 1933), all stock certificates representing shares of Common Stock issued pursuant to this Option shall have affixed thereto legends substantially in the following form:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be sold, transferred or assigned unless such shares are registered under the Act or an opinion of counsel, satisfactory to the corporation, is obtained to the effect that such sale, transfer or assignment is exempt from the registration requirements of the Act."

12.  NOTICE

     Any notice required to be given under the terms of this Option shall be properly addressed as follows: to the Company at its principal executive offices, and to the Employee at his or her address set forth below, or at such other address as either of such parties may hereafter designate in writing to the other.

13.  ENFORCEABILITY

     This Option shall be binding upon the Director, any direct or indirect transferee, and the estates, personal representatives and beneficiaries of the Director and any direct or indirect transferee.

14.  EFFECTIVE DATE

     The effective DATE of this Option is _________________.

     IN WITNESS WHEREOF, this Option has been executed by a duly authorized officer of the Company as of the effective date.


                                        Advanced Magnetics, Inc.


                                        By:
                                             -----------------------------------

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Director's Acceptance

The undersigned hereby accepts this Option and agrees to the terms and provisions set forth in this Option and in the Plan (a copy of which has been delivered to him/her).



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(Signature of Director)



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(Print Name of Director)


Address:      ------------------------------

              ------------------------------

Date:         ------------------------------

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